COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Institutional Shares (CCMNX)

Supplement dated April 22, 2020,
to the
Prospectus
dated October 1, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Fund’s after-tax returns have been revised. Accordingly, the Prospectus is hereby amended and supplemented as follows:

In the “Performance Information” section of the Fund’s Prospectus, the “Average Annual Total Return” table is hereby deleted and replaced with the following:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/18

Institutional Shares	One Year	Five Years	Since Inception*
Returns Before Taxes	(0.32)%	2.01%	2.22%
Returns After Taxes on Distributions	(1.94)%	0.61%	0.91%
Returns After Taxes on Distributions and Sale of Fund Shares	(0.29)%	0.88%	1.16%
Citigroup 3-Month U.S. Treasury Bill Index	1.86%	0.61%	0.55%

*	The Fund’s inception date is May 31, 2013.

Please retain this supplement for future reference.